 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 1997.
                                                   REGISTRATION NO. 333-_____

==============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ---------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ---------------

                           ZENITH NATIONAL INSURANCE CORP.
                (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                  95-2702776
   (State or Other Jurisdiction of                      (IRS Employer
    Incorporation or Organization)                    Identification No.)


                              21255 CALIFA STREET
                        WOODLAND HILLS, CALIFORNIA 91367
         (Address, Including Zip Code, of Principal Executive Offices)

                       ZENITH RISK MANAGEMENT 401(k) PLAN
                            (Full Title of the Plan)

                                STANLEY R. ZAX
                        ZENITH NATIONAL INSURANCE CORP.
                              21255 CALIFA STREET
                        WOODLAND HILLS, CALIFORNIA 91367
                                (818) 713-1000
 (Name, Address, Including Zip Code, and Telephone Number of Agent for Service)

                               ---------------

                                   COPY TO:

                             JEROME L. COBEN, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                            300 SOUTH GRAND AVENUE
                                  SUITE 3400
                         LOS ANGELES, CALIFORNIA  90071

                               ---------------


                        CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                        NUMBER OF SHARES   PROPOSED MAXIMUM OFFERING  PROPOSED MAXIMUM AGGREGATE      AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED    TO BE REGISTERED        PRICE PER SHARE             OFFERING PRICE        REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------

No shares to be registered                       ----                ----                       ----                      $0.00
=================================================================================================================================

Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

    The document(s) containing the information specified in Part I of Form
S-8 have been or will be sent or given to employees as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act").

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant, Zenith National Insurance Corp., a Delaware corporation (the "Company"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference:

          (a) Annual Report of the Company on Form 10-K/A for the year ended December 31, 1996;

          (b) Quarterly Reports of the Company on Form 10-Q for the periods ended March 31, 1997 and September 30, 1997 and on Form 10-Q/A for the period ended June 30, 1997; and

          (c)  Current Report of the Company on Form 8-K/A dated July 11,
               1997.

    All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document that is or is deemed to be incorporated by reference herein modifies or supersedes such previous statement.

Any statement so modified or superseded shall not be deemed to constitute a part of this registration statement, except as so modified or superseded.

ITEM 4.  DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Pursuant to Section 102(b)(7) of the Delaware General Corporation Law ("DGCL"), Article Ninth of the Certificate of Incorporation of the Company eliminates the liability of the Company's directors to the Company or its stockholders, except for liabilities related to breach of duty of loyalty, actions not in good faith, and certain other liabilities.

    Article Ninth of the Certificate of Incorporation and Article III,
Section 12 of the Company's Bylaws, as well as Section 145 of the DGCL, provide for indemnification by the Company of its directors and officers.
The Company also maintains officers' and directors' liability insurance which insures against liabilities that officers and directors of the Company may incur in such capacities.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8.  EXHIBITS.

    EXHIBIT NO.    DESCRIPTION
    ----------    ------------

       4.1 Certificate of Incorporation of the Company as in effect immediately prior to November 22, 1985 (filed as Exhibit 3 to the Company's Amendment on Form 8, dated October 10, 1985, to the Company's Current Report on Form 8-K, dated July 26, 1985, and incorporated herein by reference).

       4.2 Certificate of Amendment to Certificate of Incorporation of the Company, effective November 22, 1985 (filed as Exhibit

                  3 to the Company's Current Report on Form 8-K, dated November 22, 1985, and incorporated herein by reference).

       4.3 Bylaws of the Company (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1988, and incorporated herein by reference).

      23.1        Consent of Coopers & Lybrand L.L.P., independent accountants.

      24.1 Power of Attorney (included on the signature page of this registration statement).

ITEM 9.  UNDERTAKINGS.

    (a)  The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (d) The undersigned registrant hereby undertakes to submit, or has submitted, the Zenith Risk Management 401(k) Plan (the "Plan") and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

                              POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Stanley R. Zax his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Woodland Hills, State of California, on this 18th day of December, 1997.

                                     ZENITH NATIONAL INSURANCE CORP.



                                     By:  /s/ STANLEY R. ZAX
                                        -----------------------------------
                                        Stanley R. Zax
                                        Chairman of the Board and President


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated, on December 18, 1997.

      /s/ STANLEY R. ZAX            Chairman of the Board, President and
-------------------------------     Director (Principal Executive Officer)
        Stanley R. Zax


    /s/ FREDRICKA TAUBITZ           Executive Vice President and Chief
-------------------------------     Financial Officer (Principal Financial
       Fredricka Taubitz            and Accounting Officer)



     /s/ GEORGE E. BELLO
-------------------------------     Director
       George E. Bello


    /s/ MAX M. KAMPELMAN
-------------------------------     Director
       Max M. Kampelman



      /s/ JACK M. OSTROW
-------------------------------     Director
        Jack M. Ostrow



   /s/ WILLIAM S. SESSIONS
-------------------------------     Director
    William S. Sessions



     /s/ HARVEY L. SILBERT
-------------------------------     Director
       Harvey L. Silbert



    /s/ ROBERT M. STEINBERG
-------------------------------     Director
      Robert M. Steinberg

   /s/ SAUL P. STEINBERG
-------------------------------     Director
     Saul P. Steinberg



   /s/ GERALD TSAI, JR.
-------------------------------     Director
     Gerald Tsai, Jr.

    THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Administrative Committee of the Zenith Risk Management 401(k) Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando, State of Florida, on this 18th day of December, 1997.

                                        ZENITH RISK MANAGEMENT
                                        401(k) PLAN



                                        By:   /s/   DAVID G. HOPPEN
                                           ---------------------------------
                                        Name:   David G. Hoppen
                                        Title:  Executive Vice President,
                                                Zenith Risk Management, Inc.

                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION                                                               PAGE
----------    -----------                                                               ----

  4.1         Certificate of Incorporation of the Company as in effect immediately prior to November 22, 1985 (filed as Exhibit 3 to the Company's
              Amendment on Form 8, dated October 10, 1985, to the Company's Current
              Report on Form 8-K, dated July 26, 1985, and incorporated herein by reference).

  4.2 Certificate of Amendment to Certificate of Incorporation of the Company, effective November 22, 1985 (filed as Exhibit 3 to the
              Company's Current Report on Form 8-K, dated November 22, 1985, and incorporated herein by reference).

  4.3         Bylaws of the Company (filed as Exhibit 3.2 to the Company's Annual
              Report on Form 10-K for the year ended December 31, 1988, and incorporated herein by reference).

 23.1         Consent of Coopers & Lybrand L.L.P., independent accountants.

 24.1         Power of Attorney (included on the signature page of this registration statement).

                                            Page 11